SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
of the Securities Exchange Act of 1934

June 11, 2003

Date of report (Date of Earliest Event Reported)

Commission file number 0-28362

ClearComm, L.P.

(Exact name of registrant as specified in its charter)

Delaware	66-0514434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

268 Muñoz Rivera Ave. Suite 2206 Hato Rey, Puerto Rico	00918-1913
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 620-0140

ITEM 4. Changes in Registrant’s Certifying Accountant.

Background.  On June 11, 2003, Deloitte Touche (“Deloitte”) was dismissed as the independent accountants for ClearComm, L.P. (the “Partnership”).  On June 11, 2003, the Partnership engaged Kevane Soto Pasarell Grant Thornton LLP (“Kevane”) as its new independent accountants, effective immediately.  The decision to engage Kevane was approved by the Partnership’s audit committee (the “Audit Committee”).

On July 1, 2002, the Partnership engaged Deloitte to audit the Partnership’s consolidated financial statements for the year ended December 31, 2002, after Arthur Andersen LLP (“Andersen”) resigned its engagement as the independent accountants for the Partnership on June 30, 2002.  Andersen audited the Partnership’s consolidated financial statements for the fiscal years ended December 31, 2000 and 2001.  Therefore, neither with respect to such years, nor with respect to any other years, has Deloitte issued an adverse opinion or disclaimer of opinion, or qualified or modified any report as to uncertainty, audit scope, or accounting principles.

Accounting Issues Raised by Deloitte.  During the course of its Audit examination, Deloitte advised the Audit Committee that it disagrees with the accounting treatment applied by Andersen to several matters contained in the consolidated financial statements of the Partnership for the fiscal years ended December 31, 2000 and 2001 issued by Andersen.  The following is a brief summary of the issues raised by Deloitte and Deloitte’s assessment of each issue:

•                  Deloitte examined whether the Partnership presented properly a minority interest liability in its consolidated balance sheets as of December 31, 2000 and 2001 relating to minority investments made in NewComm Wireless Services, Inc., a subsidiary of the Partnership (“NewComm”).  In light of the absence of any guaranty or other contractual obligation to reimburse invested funds to NewComm’s minority investors, and the fact that the Partnership is not considering a liquidation, Deloitte disagreed with the presentation by the Partnership of a minority interest liability in the Partnership’s consolidated balance sheet.

•                  Deloitte examined whether the Partnership should have reported an equity gain at the Partnership level resulting from the minority investment in NewComm.  Since Deloitte disagreed with the Partnership’s presentation of a minority interest liability (described above), Deloitte believes there was a gain resulting from the minority investors’ investment in NewComm which should be reported separately in the statements of changes in the partners’ capital (deficit) for the years ended December 31, 2000 and 2001.

•                  Deloitte examined whether the Partnership correctly allocated losses to its limited partners in the Partnership’s consolidated financial statements for the fiscal years ended December 31, 2000 and 2001.  Deloitte concluded that, in the absence of a contractual provision to the contrary, it was not appropriate to allocate losses to the limited partners in excess of their investment.  Those losses should have been allocated instead to the Partnership’s general partner.

The Audit Committee discussed the foregoing accounting issues with Deloitte at length and concluded ultimately that while the Partnership’s treatment of the three issues in question was arguably correct in many respects, the Partnership would restate the relevant financial statements in the manner recommended by Deloitte.

Deloitte, however, also expressed its view to the Audit Committee that the Partnership should cause the consolidated financial statements for the fiscal years ended December 31, 2000 and 2001 to be re-audited.  Moreover, Deloitte asserted that unless the Partnership engaged it to re-audit the 2000 and 2001 consolidated financial statements, it would not provide its certification as to the Partnership’s consolidated financial statements for the fiscal year ended December 31, 2002.

Partnership’s Disagreement with Deloitte.  After further discussion and investigation, the Audit Committee determined that it does not agree with Deloitte’s position that the accounting issues described above should cause the re-audit of the 2000 and 2001 consolidated financial statements. To the contrary, the Audit Committee believes that the nature of the accounting issues described above, and the effect of the ensuing adjustments to be made in the re-stated financial statements, relate almost entirely to presentation and do not have a material effect on the Partnership’s financial position as a whole or on the Partnership’s investors, creditors, suppliers, employees, or customers.  Specifically, the principal change in the accounting treatment would be to present on the Partnership’s balance sheet the investment by an outside investor in NewComm as a dilution gain and not as a minority interest.  The Audit Committee and Kevane believe that this change in presentation does not result in any adjustment to revenues, expenses, assets, or liabilities (other than the adjustment to the limited partners’ liabilities described above).

In addition, the Audit Committee considered the following facts:  (i) Andersen is no longer in existence and, therefore, is unable to restate and reissue the relevant financial statements to address the accounting issues raised by Deloitte, (ii) a re-audit of the relevant financial statements would be unreasonably expensive and would impose an unreasonable and unnecessary burden on the time and resources of the Partnership’s management, and (iii) a re-audit of the relevant financial statements would delay further the filing of the Partnership’s Form 10-K for the fiscal year ended December 31, 2002.  For all of the foregoing reasons, the Audit Committee determined that a re-audit of the Partnership’s 2000 and 2001 consolidated financial statements is unnecessary and would not serve any useful purpose.

Notwithstanding the foregoing, the Partnership does intend to file its Form 10-K for the fiscal year ended December 31, 2002 as soon as possible and expects that the Form 10-K will include restated, unaudited financial statements (consolidated) for the fiscal years ended December 31, 2000 and 2001, together with consolidated financial statements for the fiscal year ended December 31, 2002 audited by Kevane.  It should be noted that no trading market exists for the Partnership’s securities.  The Form 10-K will also make appropriate disclosures regarding the Partnership’s inability to access the capital markets unless and until the Partnership has filed with the Securities and Exchange Commission audited financial statements for at least three consecutive fiscal years.

Kevane’s Positions.  Prior to engaging Kevane, the Partnership consulted Kevane regarding (i) the existence and nature of the above-described accounting issues, and (ii) whether the Partnership should re-audit its consolidated financial statements for the fiscal years ended December 31, 2000 and 2001.  In response to these consultations, Kevane expressed its views orally to the Partnership that (x) it agrees with Deloitte’s assessment (described above) of the issues raised by Deloitte pertaining to the financial statements audited by Andersen, but that (y) contrary to the view expressed by Deloitte, Kevane agrees with the views of the Audit Committee (also described above) that such issues are limited to presentation issues that deal exclusively with owner’s accounts and do not reflect nor indicate any audit deficiencies nor erroneous amounts and that a re-audit of the Partnership’s 2000 and 2001 consolidated financial statements is unnecessary and would not serve any useful purpose.  The Partnership has authorized Deloitte to respond fully to the inquiries of Kevane concerning Deloitte’s opinion that the Partnership’s 2000 and 2001 consolidated financial statements must be re-audited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2003	By: SuperTel Communications Corp.

	By:	/s/ Javier O. Lamoso
Javier O. Lamoso
President